Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended May 3, 2003 of Big Lots, Inc. (the “Issuer”). I, Jeffrey G. Naylor, Chief Financial Officer of Issuer, certify that:

(i)	the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 11, 2003	/s/ Jeffrey G. Naylor Jeffrey G. Naylor

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Big Lots, Inc. and will be retained by Big Lots, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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